Exhibit 10.3

FINANCING AGREEMENT

This Financing Agreement (the “Agreement”), dated as of December __, 2005, is entered into by and between IceWeb, Inc., The Seven Corporation, Interlan Communications, Inc., Integrated Power Solutions, Inc. and IceWeb Online, Inc. (individually, a “Client” and collectively, the “Clients”), and Sand Hill Finance, LLC (“SHF”). Under this Agreement, each Client may request for itself that SHF purchase certain Accounts. A Client does not need the consent of, nor notice to, another Client to do so. All of the Clients are, however, jointly and severally liable for the responsibilities of the other Clients, including without limitation the obligations to pay SHF all fees and other amounts set forth in this Agreement.

1.	Purchase of Accounts.

1.1           Schedule of Accounts. Each Client may request that SHF purchase Accounts by delivering to SHF a Schedule of Accounts (the “Schedule of Accounts”) in the form of Exhibit A, and, if requested by SHF, an invoice for each of the listed Accounts, signed by an authorized representative of Client. SHF is authorized to act upon the written or oral directions of any person that SHF believes is an authorized representative. SHF may, in its sole discretion, elect to purchase any Account included in a Schedule of Accounts, but is under no obligation to purchase any such Account.

1.2           Purchased Account; Creation of a Book Reserve. Upon acceptance of any such Account (a “Purchased Account”) SHF shall pay to Client eighty percent (80%) of the face amount of the Purchased Account (the “Advance”). The aggregate outstanding Advances under this Agreement shall not exceed One Million Dollars ($1,000,000) (the “Credit Limit”). Each Client sells, transfers and assigns to SHF, all of Client’s right, title and interest in and to each Purchased Account, together with all of the goods represented by each Purchased Account, all of Client’s rights and remedies as an unpaid Client under applicable law, and all of Client’s rights in and to all security for each such Purchased Account and guaranties thereof, and all rights against third parties with respect thereto. Any goods recovered or received by Client shall be set aside, marked with SHF’s name, and held for SHF’s account as owner. The amount of Purchased Accounts outstanding at any time shall constitute the “Account Balance”. Upon payment of the Advance to Client, SHF shall also create a reserve on SHF’s books and records with respect to each Purchased Account in an amount equal to the face amount of the Purchased Account minus the Advance for such Purchased Account (the “Reserve”). Notwithstanding the foregoing, in no event shall the Reserve with respect to all Purchased Accounts outstanding at any time be less than twenty percent (20%) of the Account Balance. SHF may, in its discretion, change the percentage of the Advance and the Reserve at any time upon notice to Clients.

1.3           Collection of Accounts. SHF may directly collect each Purchased Account. At the request of SHF, a Client and SHF shall notify each person liable on a Purchased Account (an “Account Debtor”) by letter in a form acceptable to SHF that Purchased Accounts owed by such Account Debtor have been assigned and are payable to SHF. Client shall not take or permit any action to change or revoke any notification without SHF’s prior written consent and shall not request any Account Debtor to pay any Purchased Account to Client. If Client receives any payments of any Purchased Accounts despite this Agreement, Client shall (i) immediately notify SHF of such payment, (ii) hold such payment in trust and safekeeping for SHF, and (iii) immediately turn over to SHF the identical checks, monies or other forms of payment received, with any necessary endorsement or assignment. SHF shall have the right to endorse Client’s name on all payments received in connection with each Purchased Account and on any other proceeds of Collateral. SHF shall apply payments received first to the Purchased Accounts and, so long as there does not then exist an Event of Default or an event that with notice or lapse of time would constitute an Event of Default, at SHF’s option, SHF shall credit the Reserve or remit to Seller the excess; provided, that if any Event of Default or event that with notice or lapse of time or otherwise would constitute an Event of Default then exists, SHF shall have no duty to remit any such collections, which collections constitute Collateral, and may apply such collections to reduce the Obligations. Client shall indemnify and hold SHF harmless from any expenses, damages and claims arising out of SHF’s collection of any Accounts.

1.4          Full Recourse. The purchase by SHF of Purchased Accounts from Client shall be with full recourse against Client. Client shall be liable for any deficiency in the event the Obligations exceed the amount of Purchased Accounts and the other Collateral.

2.	Fees and Customer Payments.

2.1          Fees. On the date of this Agreement, and on each anniversary of the date of this Agreement, Clients shall pay SHF a commitment fee equal to one percent (1.0%) of the Credit Limit, half of which is payable on the date hereof and half of which is payable on the date of the first Advance under this Agreement. Clients shall pay to SHF on the last day of each calendar month (the “Settlement Date”), a finance fee (the “Finance Fees”) in an amount equal to two percent (2.0%) per month of the average daily of the all Obligations outstanding during the month ending on such Settlement Date (the “Settlement Period”). Such accrued fees shall be netted against the Reserve as described in Section 3.3. Client shall pay SHF a fee of $40.00 for each check or item of payment that is returned to SHF for insufficient funds and $25.00 for each wire, sent or received. In no event shall any charges that may constitute interest hereunder exceed the highest rate permitted under applicable law. In the event that a court of competent jurisdiction makes a final determination that SHF has received interest hereunder in excess of the maximum lawful rate, then such excess shall be deemed a payment of principal and the interest payable hereunder deemed amended to the amount payable under the maximum lawful rate.

2.2           Crediting Customer Payments. Within one business day after SHF’s receipt of payment of a Purchased Account, SHF shall credit that payment (the “Customer Payments”) to the amount outstanding with respect to the Purchased Account, provided that if any Customer Payment is subsequently dishonored or SHF does not receive good funds for any reason, the amount of such uncollected Customer Payment shall be included in the Account Balance as if such Customer Payment had not been received, and Finance Fees shall accrue thereon, and the credit to the specific Purchased Account shall be reversed. Notwithstanding the foregoing, upon the occurrence of an Event of Default, SHF shall apply all Customer Payments to Client’s Obligations under this Agreement in such order and manner as SHF shall, in its sole discretion, determine.

2.3           Accounting. SHF shall deliver to Client after each Settlement Date, a statement of Client’s account which shall include an accounting of the transactions for that Settlement Period, including the amount of all Finance Fees, Administrative Fees, Adjustments, Chargeback Amounts, Customer Payments and Purchased Accounts. The accounting shall constitute an account stated and shall be binding on Client and deemed correct unless Client delivers to SHF a written objection within thirty (30) days after such accounting is mailed to Client.

3.	Adjustment, Chargebacks and Remittances.

3.1           Adjustments. If any Account Debtor asserts any offset, right or claim with respect to a Purchased Account, or pays less than the face amount of such Purchased Account (each, an “Adjustment”), SHF may, in its sole discretion, either (A) deduct the amount of the Adjustment in calculating any amount owed to Client, or (B) chargeback to Client the Purchased Account with respect to which the Adjustment is asserted. Client shall advise SHF immediately upon learning of any Adjustment asserted by any Account Debtor.

3.2	Chargebacks. SHF shall have the right to chargeback to Client any Purchased Account:
	(a)	that remains unpaid ninety (90) calendar days after the invoice date;

(b)           with respect to which there has been a breach of any warranty, representation, covenant or agreement set forth in this Agreement;

(c)	with respect to which the Account Debtor asserts any Adjustment, or

(d)           that is owed by an Account Debtor who has filed, or has had filed against it, any bankruptcy case, insolvency proceeding, assignment for the benefit of creditors, receivership or insolvency proceeding, or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as such debts become due.

Upon demand by SHF, Client shall pay to SHF the full face amount of any Purchased Account that has been charged back pursuant to this Section, or to the extent partial payment has been made, the amount by which the face amount of such Purchased Account exceeds such partial payment, together with any attorneys’ fees and costs incurred by SHF in connection with collecting such Purchased Account (collectively, the “Chargeback Amount”), SHF shall advise Client regarding how the Chargeback Amount shall be paid, which may be by any one or a combination of the following, in SHF’s sole discretion: (1) payment in cash immediately upon demand; (2) deduction from or offset against any Remittance that would otherwise be payable to Client; (3) payment from any Advances that may otherwise be made to Client; (4) adjustment to the Reserve pursuant to Section 1.2 hereof; or (5) delivery of substitute Accounts and a Schedule of Accounts acceptable to SHF, which Accounts shall constitute Purchased Accounts.

3.3           Remittance. SHF shall remit to Client after the Settlement Date, the amount, if any, that SHF owes to Client at the end of the Settlement Period based on the following calculations set forth below (the “Remittance”); provided, that if there then exists any Event of Default or any event or condition that with notice or lapse of time would constitute an Event of Default, SHF shall not be obligated to remit any payments to Client. If the amount resulting from the following calculation is a positive number, such amount is the amount of the Remittance for such Settlement Period. If the resulting amount is a negative number, such amount is the amount owed by Client to SHF.

The calculations to be used are as follows:

(a)	The sum of the following:
(1) The Reserve as of the beginning of the subject Settlement Period, plus

(2)           The Reserve created for each Account purchased during the subject Settlement Period;

MINUS

(b)	The sum of the following:
(1) Finance Fees accrued during the subject Settlement Period; plus
(2) Administrative Fees accrued during the subject Settlement Period; plus
(3) Adjustments during the subject Settlement Period; plus

(4)           Chargeback Amounts, to the extent SHF has agreed to accept payment of any such Chargeback Amount by deduction from the Remittance: plus

(5)           All professional fees and expenses as set forth in Section 9 for which oral or written demand has been made by SHF during the subject Settlement Period; plus

(6)           The Reserve for the Account Balance as of the first day of the following Settlement Period in the minimum percentage set forth in Section 1.3 hereof.

If the foregoing calculations result in a Remittance payable to Client, SHF shall make such payment by check, subject to SHF’s rights of offset and recoupment, and its right to deduct any Chargeback Amount as set forth in Section 3.2. If the foregoing calculations result in an amount due to SHF from Client, Client shall make such payment by any one or a combination of the methods set forth in Section 3.2 hereof for chargebacks, as determined by SHF in its discretion.

4.             Representations and Warranties. Each Client represents to SHF as follows: (a) Client is not in default under any agreement under which Client owes any money, or any agreement, the violation or termination of which could have a material adverse effect on Client; (b) Client has taken all action necessary to authorize the execution, delivery and performance of this Agreement; (c) except for liens approved in writing by SHF, there are no liens, security interests or other encumbrances on the Collateral; (d) the execution and performance of this Agreement do not conflict with, or constitute a default under, any agreement to which Client is party or by which Client is bound; (e) the information provided to SHF on or prior to the date of this Agreement is true and correct in all material respects; (f) all financial statements and other information provided to SHF fairly present Client’s financial condition, and there has not been a material adverse change in the financial condition of Client since the date of the most recent of the financial statements submitted to SHF; (g) Client is in compliance with all laws and orders applicable to it; (h) Client is not party to any litigation and is not the subject of any government investigation, and Client has no knowledge of any pending litigation or investigation or the existence of circumstances that reasonably could be expected to give rise to such litigation or investigation, with the exception of the litigation described in Schedule 1 attached; (i) no representation or other statement made by Client to SHF contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made to SHF not misleading; and (j) each Account described on each Schedule of Accounts is owned by Client, is correctly stated therein, is not in dispute, is unconditionally owing at the time stated in the invoice evidencing such Account as attached to the Schedule of Accounts, is not past due or subject to any offset or in default, represents a bona fide indebtedness arising from the actual sale of goods or performance of services to an Account Debtor in the ordinary course of Client’s business which has been received and finally accepted by the Account Debtor.

5.	Covenants.

(a)           Reports. Upon request by SHF, Client will provide to SHF in form and substance acceptable to SHF (i) monthly unaudited financial statements within twenty (20) days after the last day of each month (other than the month in which Client’s fiscal year ends), prepared in accordance with GAAP, consistently applied; (ii) audited fiscal year end financial statements with an unqualified opinion within ninety (90) days after the last day of each fiscal year; and (iii) such other information relating to Client’s operations and condition, as SHF may reasonably request from time to time. SHF shall have the right to review and copy Client’s books and records and audit and inspect the Collateral, from time to time, upon reasonable notice to Client. Client will reimburse SHF for the reasonable costs it may incur from time to time in such inspections and review.

(b)           Insurance. Client will maintain insurance on the Collateral and Client’s business, in amounts and of a type that are customary to businesses similar to Client’s, and SHF will be named in a lender’s loss payable endorsement in favor of SHF, in form reasonably acceptable to SHF.

(c)           Negative Covenants. Without SHF’s prior written consent, Client shall not do any of the following: (i) permit or suffer a change in control of Client or a transfer of more than 20 percent of its securities; (ii) acquire any assets, except in the ordinary course of business or in a transaction involving the payment of an aggregate amount of $100,000 or less; (iii) sell, lease, or transfer any property except for sales of Inventory and Equipment in the ordinary course of business; (iv) transfer, sell or license any intellectual property, except for non-exclusive licenses thereof entered into in the ordinary course of business; (v) pay or declare any dividends on Client’s stock (except for dividends payable solely in stock of Client); (vi) redeem, purchase or otherwise acquire, any of Client’s stock, (vii) permit any Account Debtor to make payments on a Purchased Account other than to SHF; (viii) make any investments in, or loans or advances to, any person other than in the ordinary course of business as currently conducted; (ix) directly or indirectly enter into any material transaction with any affiliate of Client except for transactions that are in the ordinary course of Client’s business, and on fair and reasonable terms that are no less favorable to Client than would be obtained in an arm’s length transaction with a non-affiliated person; (x) make any payment on any indebtedness that is subordinate to the Obligations, other than in accordance with the subordination agreement, if any, in favor of SHF relating thereto; (xi) incur any indebtedness other than trade credit incurred in the ordinary course of business, (xii) permit any lien or security interest to attach to any Collateral other than in favor of SHF, (xiii) fail to make any tax payment on or before the due date; or (xiv) agree to do any of the foregoing.

6.            Grant of Security Interest. To secure the prompt payment and performance of all fees, amounts and obligations of each Client now or hereafter owing to SHF under this or any other agreement, involving reasonable attorneys fees, collectively, (the “Obligations”), every Client hereby grants to SHF a security interest in all of Client’s property, now owned or hereafter acquired, including all accounts, inventory, chattel paper, documents, instruments, letters of credit, securities, general intangibles, deposit accounts, patents, trademarks, copyrights, goodwill, inventory, equipment, investment property, financial assets, and all proceeds of the foregoing (collectively, the “Collateral”).

7.            Events of Default; Remedies. Any one or more of the following shall constitute an Event of Default under this Agreement: (a) a Client’s failure (i) to pay all or any part of the principal or interest hereunder on the date due and payable or (ii) to comply with any agreement or covenant set forth in this Agreement, (iii) to comply with the terms of any material contract to which Client is a party and any agreement pursuant to which Client has incurred indebtedness, or (iv) to comply with any law to which a Client is subject; (b) Any of a Client’s assets are attached or become subject to levy or legal proceeding, or if a Client becomes insolvent, or becomes the subject of any case or proceeding under the United States Bankruptcy Code or any other law relating to the reorganization or restructuring of debt (an “Insolvency Event”); or (c) any representation made to SHF in this Agreement, the Schedule of Accounts, the Warrant issued of even date herewith, or any information given to SHF by or on behalf of a Client shall be incorrect in any respect; or (d) the occurrence of a material adverse change in a Client’s condition or prospects. Upon the occurrence of an Event of Default, all fees and other amounts owing hereunder shall, at the option of SHF, be immediately due and payable, and SHF may exercise all of the rights of a secured party under the Uniform Commercial Code. SHF shall have a right to dispose of the Collateral in any commercially reasonable manner, and shall have a royalty-free license to use any name, trademark, advertising matter or any property of a similar nature to complete production of, advertisement for, and disposition of any Collateral. SHF shall have a license to enter into, occupy and use Client’s premises and the Collateral without charge to exercise any of SHF’s rights or remedies under this Agreement. All rights are cumulative and may be exercised in SHF’s discretion singularly or together with any other rights.

8.             Power of Attorney. Client appoints SHF and its designees as Client’s true and lawful attorney in fact, to exercise in SHF’s discretion, (1) regardless of whether an Event of Default is then existing, all of the following powers, such powers being coupled, with an interest: (A) to receive, deposit, and endorse Client’s name on all checks, drafts, money orders and other forms of payment relating to the Accounts; (B) to compromise, prosecute, or defend any action, claim, case, or proceeding relating to the Accounts, including the filing of a claim or the voting of such claims in any bankruptcy case, all in SHF’s name or Client’s name, as SHF may elect; (C) to receive, open, redirect and dispose of all mail addressed to Client for the purpose of collecting the Accounts and to take all the actions permitted in subsection (B) above with respect to any payment in any such mail; and (D) to do all acts and things necessary or expedient in furtherance of any such purposes, and (2) after the occurrence of an Event of Default, (E) to notify all Account Debtors to make payment directly to SHF; (F) to demand, collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due on or in connection with the Accounts; (G)  to sell, assign, transfer, pledge, compromise, or discharge any Accounts; (H) to dispose of any Collateral, and (I) to do all acts and things necessary or expedient, in furtherance of any such purposes.

9.             Administrative Expenses and Attorneys’ Fees. Clients shall pay to SHF immediately upon demand, all costs and expenses, including reasonable fees and expenses of attorneys and other professionals, that SHF incurs in connection with any and all of the following: (A) preparing, administering and enforcing this Agreement, or any other agreement executed in connection herewith; (B) perfecting, protecting or enforcing SHF’s interest in the Purchased Accounts and the other Collateral; (C) collecting the Purchased Accounts and the Obligations; (D) defending or in any way addressing claims made or litigation initiated by or against SHF as a result of SHF’s relationship with Client or any guarantor; and (E) representing SHF in connection with any bankruptcy case or insolvency proceeding involving Client, any Purchased Account, any other Collateral or any Account Debtor. Any attorneys’ fees and expenses may, at SHF’s option, be netted against the reserve as set forth in Section 3.3.

10.          Term and Termination. The term of this Agreement shall be for one (1) year from the date hereof, and from year to year thereafter unless terminated in writing by SHF or Client. Clients and SHF shall each have the right to terminate this Agreement at any time. Notwithstanding the foregoing, any termination of this Agreement shall not affect SHF’s security interest in the Collateral and SHF’s ownership of the Purchased Accounts, and this Agreement shall continue to be effective, and SHF’s rights and remedies hereunder shall survive such termination, until all transactions entered into and Obligations incurred hereunder or in connection herewith have been completed and satisfied in full.

11.	Miscellaneous.

11.1         Co-Obligors. Each of the Clients is jointly and severally liable for the obligations of all the other Clients under this Agreement, as amended from time to time. Each Client appoints each other Client to give and receive notices, reports and requests on its behalf, and SHF shall have no duty to inquire as to the authority of one

Client to bind the other Clients. Each Client authorizes SHF to proceed against one or more Clients without proceeding against another, and SHF shall have no duty to exercise any remedies against any Client. No Client shall have a right of reimbursement or subrogation as against another Client until all obligations owing to SHF have been satisfied in full. Each Client waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

11.2         Severability. In the event that any provision of this Agreement is held to be invalid or unenforceable, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect.

11.3         Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Unless otherwise defined, capitalized terms shall have the meaning assigned in the Uniform Commercial Code.

11.4         Notices. All notices shall be given to SHF and Client at the addresses set forth in this Agreement and shall be deemed to have been delivered and received: (A) if mailed, three (3) calendar days after deposited in the United States mail, first class, postage prepaid; (B) one (1) calendar day after deposit with an overnight mail or messenger service; or (C) on the same date of transmission if sent by hand delivery or fax.

11.5         Jury Waiver; Arbitration; Jurisdiction. SHF AND EACH CLIENT IRREVOCABLY WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. IF THIS JURY WAIVER IS FOR ANY REASON NOT ENFORCEABLE, THEN SHF AND CLIENT AGREE TO RESOLVE AL CLAIMS, CAUSES AND DISPUTES THROUGH FINAL AND BINDING ARBITRATION TO BE HELD IN SANTA CLARA COUNTY, CALIFORNIA IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. JUDGMENT UPON ANY AWARD RESULTING FROM ARBITRATION MAY BE ENTERED INTO AND ENFORCED BY ANY STATE OR FEDERAL COURT HAVING JURISDICTION THEREOF. SHF and each Client submit to the jurisdiction of the state and Federal courts located in Santa Clara County, California.

11.6         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

11.7        Integration. This Agreement and the documents executed in connection herewith constitute the entire agreement of the parties, and supercedes any prior discussions or agreements, oral or written. This Agreement may not be amended except by written instrument signed by both parties. No waiver shall be effective unless in writing and signed by SHF. Any waiver on one occasion is not a waiver on any subsequent occasion

11.8         Assignment. No Client may assign any interests or rights, or delegate any duties, hereunder. SHF may grant participations in, assign its rights, and grant one or more security interests, in its rights hereunder.

IN WITNESS WHEREOF, Client and SHF have executed this Agreement on the day and year written above.

“SHF”	“CLIENT”

SAND HILL FINANCE, LLC	ICEWEB, INC.

By: _____________________________________	By: ___________________________________

Title: _____________________________________	Title: ___________________________________

3000 Sand Hill Road, Building 1, Suite 240	THE SEVEN CORPORATION
Menlo Park, CA 94025
Telephone No: (650) 926-7019	By: ___________________________________
Facsimile No: (650) 926-7018
Title: ___________________________________

INTERLAN COMMUNICATIONS, INC.

By: ___________________________________

Title: ___________________________________

INTEGRATED POWER SOLUTIONS, INC.

By: ___________________________________

Title: ___________________________________

ICEWEB ONLINE, INC.

By: ___________________________________

Title: ___________________________________

Address for each Client
205 Van Buren Street, Suite 420
Herndon, VA 20170
Telephone No.:
Facsimile No.:

Other Locations of Collateral, if any, in Addition to the Above:

__________________________________________
__________________________________________
__________________________________________
__________________________________________
__________________________________________
__________________________________________
__________________________________________
__________________________________________
__________________________________________
__________________________________________

.

Schedule # ______

EXHIBIT A

SCHEDULE OF ACCOUNTS

CLIENT:	DATE: ________________

	Invoice Date	Invoice Number	Account Debtor Information (Print or Type)	Purchase Order #	Invoice Amount
1
2
3
4
5
6
7
8
9
10
11
12
13

The Client named above, hereby delivers this Schedule of Accounts to Sand Hill Finance, LLC, (“SHF”) pursuant to a Financing Agreement between SHF and Client. The undersigned represents that he or she is authorized representative of Client with full right, power and authority to deliver this Schedule of Accounts to SHF. The Accounts evidenced by the invoices on this Schedule of Accounts are submitted for purchase under the terms and conditions of the Financing Agreement now in force. THE UNDERSIGNED ATTESTS THAT THESE INVOICES REPRESENT ACTUAL SALES AND THAT SHIPMENT/DELIVERY OF GOODS AND /OR COMPLETION OF SERVICES HAVE BEEN MADE. The undersigned further attests that all of the representations and warranties in Section 4 of the Financing Agreement are true and correct with respect to each of the Accounts and Account Debtors described on this Schedule of Accounts.

Total
Less Reserve
Other Adjustments:
Net Advance
				Check#	Check Date

Disbursement Instructions:

Authorized Signature:____________________________________________________

Print Name:_____________________________________________________________

Please fax to 408-447-8535

RESOLUTIONS TO BORROW

Client: IceWeb, Inc.

I, the undersigned officer of IceWeb, Inc. (“Client”), HEREBY CERTIFY that Client is a corporation organized and existing under and by virtue of the laws of the state of Delaware.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of Client’s Certificate of Incorporation and Bylaws, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that by unanimous written consent of the directors of Client, (or by other duly authorized action in lieu of a meeting), the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, partners, members, employees, or agents, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

acting for and on behalf of this entity and as its act and deed be, and they hereby are, authorized and empowered:

Obtain Credit. To sell accounts to, and obtain credit from time to time from, Sand Hill Finance, LLC (“SHF”) on such terms as may be agreed upon between the officers, employees, or agents and SHF, as in their judgment should be obtained, without limitation, including such sums as are specified in one or more financing or factoring agreements between SHF and Client.

Execute Agreement. To execute and deliver on behalf of Client one or more agreements relating to the extension of credit, and also one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

Grant Security. To grant a security interest to SHF in the property of Client to secure all of the Client’s obligations to SHF.

Issue Warrants. To issue to SHF warrants to purchase Client’s equity securities.

Further Acts. To designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and SHF may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by SHF. Any such notice shall not affect any of the Client’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for Client, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Client; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on December __, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X _____________________________________

Attachment 1 – Certificate of Incorporation

Attachment 2 - Bylaws

RESOLUTIONS TO BORROW

Client: The Seven Corporation

I, the undersigned officer of The Seven Corporation (“Client”), HEREBY CERTIFY that Client is a corporation organized and existing under and by virtue of the laws of the state of Virginia.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of Client’s Articles of Incorporation and Bylaws, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that by unanimous written consent of the directors of Client, (or by other duly authorized action in lieu of a meeting), the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, partners, members, employees, or agents, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

acting for and on behalf of this entity and as its act and deed be, and they hereby are, authorized and empowered:

Obtain Credit. To sell accounts to, and obtain credit from time to time from, Sand Hill Finance, LLC (“SHF”) on such terms as may be agreed upon between the officers, employees, or agents and SHF, as in their judgment should be obtained, without limitation, including such sums as are specified in one or more financing or factoring agreements between SHF and Client.

Execute Agreement. To execute and deliver on behalf of Client one or more agreements relating to the extension of credit, and also one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

Grant Security. To grant a security interest to SHF in the property of Client to secure all of the Client’s obligations to SHF.

Issue Warrants. To issue to SHF warrants to purchase Client’s equity securities.

Further Acts. To designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and SHF may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by SHF. Any such notice shall not affect any of the Client’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for Client, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Client; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on December __, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X _____________________________________

Attachment 1 – Articles of Incorporation

Attachment 2 - Bylaws

RESOLUTIONS TO BORROW

Client: Interlan Communications, Inc.

I, the undersigned officer of Interlan Communications, Inc. (“Client”), HEREBY CERTIFY that Client is a corporation organized and existing under and by virtue of the laws of the state of Virginia.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of Client’s Articles of Incorporation and Bylaws, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that by unanimous written consent of the directors of Client, (or by other duly authorized action in lieu of a meeting), the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, partners, members, employees, or agents, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

acting for and on behalf of this entity and as its act and deed be, and they hereby are, authorized and empowered:

Obtain Credit. To sell accounts to, and obtain credit from time to time from, Sand Hill Finance, LLC (“SHF”) on such terms as may be agreed upon between the officers, employees, or agents and SHF, as in their judgment should be obtained, without limitation, including such sums as are specified in one or more financing or factoring agreements between SHF and Client.

Execute Agreement. To execute and deliver on behalf of Client one or more agreements relating to the extension of credit, and also one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

Grant Security. To grant a security interest to SHF in the property of Client to secure all of the Client’s obligations to SHF.

Issue Warrants. To issue to SHF warrants to purchase Client’s equity securities.

Further Acts. To designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and SHF may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by SHF. Any such notice shall not affect any of the Client’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for Client, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Client; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on December __, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X _____________________________________

Attachment 1 – Articles of Incorporation

Attachment 2 - Bylaws

RESOLUTIONS TO BORROW

Client: Integrated Power Solutions, Inc.

I, the undersigned officer of Integrated Power Solutions, Inc. (“Client”), HEREBY CERTIFY that Client is a corporation organized and existing under and by virtue of the laws of the state of Virginia.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of Client’s Articles of Incorporation and Bylaws, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that by unanimous written consent of the directors of Client, (or by other duly authorized action in lieu of a meeting), the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, partners, members, employees, or agents, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

acting for and on behalf of this entity and as its act and deed be, and they hereby are, authorized and empowered:

Obtain Credit. To sell accounts to, and obtain credit from time to time from, Sand Hill Finance, LLC (“SHF”) on such terms as may be agreed upon between the officers, employees, or agents and SHF, as in their judgment should be obtained, without limitation, including such sums as are specified in one or more financing or factoring agreements between SHF and Client.

Execute Agreement. To execute and deliver on behalf of Client one or more agreements relating to the extension of credit, and also one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

Grant Security. To grant a security interest to SHF in the property of Client to secure all of the Client’s obligations to SHF.

Issue Warrants. To issue to SHF warrants to purchase Client’s equity securities.

Further Acts. To designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and SHF may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by SHF. Any such notice shall not affect any of the Client’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for Client, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Client; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on December __, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X _____________________________________

Attachment 1 – Articles of Incorporation

Attachment 2 - Bylaws

RESOLUTIONS TO BORROW

Client: IceWeb Online, Inc.

I, the undersigned officer of IceWeb Online, Inc. (“Client”), HEREBY CERTIFY that Client is a corporation organized and existing under and by virtue of the laws of the state of Virginia.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of Client’s Articles of Incorporation and Bylaws, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that by unanimous written consent of the directors of Client, (or by other duly authorized action in lieu of a meeting), the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, partners, members, employees, or agents, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

acting for and on behalf of this entity and as its act and deed be, and they hereby are, authorized and empowered:

Obtain Credit. To sell accounts to, and obtain credit from time to time from, Sand Hill Finance, LLC (“SHF”) on such terms as may be agreed upon between the officers, employees, or agents and SHF, as in their judgment should be obtained, without limitation, including such sums as are specified in one or more financing or factoring agreements between SHF and Client.

Execute Agreement. To execute and deliver on behalf of Client one or more agreements relating to the extension of credit, and also one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

Grant Security. To grant a security interest to SHF in the property of Client to secure all of the Client’s obligations to SHF.

Issue Warrants. To issue to SHF warrants to purchase Client’s equity securities.

Further Acts. To designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and SHF may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by SHF. Any such notice shall not affect any of the Client’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for Client, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Client; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on December __, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X _____________________________________

Attachment 1 – Articles of Incorporation

Attachment 2 – Bylaws

SCHEDULE 1

There is presently pending in the Circuit Court of Fairfax County, Virginia two (2) Motions for Judgment, captioned Bonnie Edenfield vs. Iceweb, Inc., et al, Chancery No. CH 2005 4303; and Christopher Macdonald vs. Iceweb, Inc., et al, Chancery No. CH 2005 4304. Both of these suits are considered by Iceweb, Inc. to be entirely devoid of merit. Edenfield and Macdonald were shareholders in Develements, Inc., a corporation the assets of which were previously acquired by Iceweb, Inc. The asset purchase agreement contained certain provisions whereby Iceweb, Inc. would pay shareholders of Develements, Inc. certain sums and issue certain common stock and stock options in connection with the asset acquisition. Substantial sums, in excess of $200,000.00, have already been paid to or for a number of shareholders. Recently, Iceweb, Inc. concluded that Develements grossly misrepresented its condition, including its assets, liabilities, and work in progress, when it was acquired. Additionally, Macdonald committed certain statutory and tortious wrongs against Iceweb, Inc, and breaches of fiduciary duty, and Edenfield breached fiduciary duties to Iceweb, Inc. As a result of these determinations, the employment of substantially all former Develements employees who were provided employment positions with Iceweb, Inc. or one of its subsidiaries, was terminated. Based on the wrongs committed by Develements and by its shareholders, a decision was taken to suspend any further payments to former Develements shareholders and to seek damages from these former Develements shareholders. The entire transaction with Develements may be unwound through a request for rescission of the asset purchase agreement.

This litigation is being defended vigorously. Following the filing of numerous aggressive defensive pleadings by Iceweb, Inc., counsel for Edenfield and Macdonald has asked that the matter be settled as to each of the two plaintiffs in the tens of thousands of dollars. Iceweb has rejected the settlement offers. There is some question whether these plaintiffs have the financial wherewithal to continue prosecuting these cases. At this time, in order to move the cases forward, counsel for Edenfield and Macdonald will have to set a number of motions, demurrers and pleas down for hearing, which will involve the filing of complex briefing papers, at considerable expense to the plaintiffs. Iceweb, Inc. questions whether these plaintiffs will even proceed.

This litigation has no effect whatsoever on the collateral security to be posted in favor of Sand Hill Finance, LLC. These suits primarily seek money damages from Iceweb, Inc. The plaintiffs, in the worst case, are entirely unsecured general creditors of Iceweb, Inc., whose claims are contested and offset by claims by Iceweb, Inc. against these defendants. Iceweb, Inc. will continue to vigorously defend these cases.